                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):  September 1, 1998

                      UB&T FINANCIAL SERVICES CORPORATION
      ------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



        Georgia                       *                     58-2378257
        -------                  -----------                ----------
    (State or other              (Commission              (IRS Employer
    jurisdiction of              File Number)           Identification No.)
     incorporation)



                              129 East Elm Street
                            Rockmart, Georgia 30153
                          ---------------------------
         (Address, including zip code, of principal executive office)



                                (770) 684-8888
                              -------------------
             (Registrant's telephone number, including area code)


* Registrant is a successor issuer pursuant to Rule 12g-3(a) promulgated under the Securities Exchange Act of 1934 (the "Act"). This Report constitutes Registrant's registration statement under Section 12(g) of the Act with respect to its $5.00 par value common stock.

                              Page 1 of 10 Pages
                            Exhibit Index on Page 6
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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

     On September 1, 1998 (the "Effective Date"), UB&T Financial Services Corporation, a corporation organized and existing under the laws of the State of Georgia (the "Company"), acquired all of the outstanding capital stock of and became the parent holding company for United Bank & Trust Company, a commercial bank organized and existing under the laws of the State of Georgia (the "Bank"). The Company was incorporated on March 10, 1998 solely to facilitate the reorganization of the Bank into a holding company structure (the "Reorganization") and to serve as the parent holding company of the Bank following the Reorganization. The Company has not conducted any business except as regards completion of the Reorganization and, since the Effective Date, ownership of the Bank.

     The Reorganization occurred pursuant to an Agreement and Plan of Reorganization and Merger, dated as of March 16, 1998 (the "Agreement"), by and among the Company, the Bank and UB&T Interim Corporation, a wholly owned subsidiary of the Company ("Interim"). In accordance with the terms of the Agreement, Interim merged into the Bank with the result that the Bank became a wholly owned subsidiary of the Company. Pursuant to the Reorganization, on the Effective Date each of the 451,105 shares of the $5.00 par value common stock of the Bank (the "Bank Common Stock") outstanding immediately prior to the Effective Date was converted into the right to receive one share of the $5.00 par value common stock of the Company (the "Common Stock").

     The Reorganization is intended to constitute a tax-free transaction under the Internal Revenue Code of 1986, as amended, and to be accounted for in a manner similar to a pooling of interests.

     For additional information regarding the Agreement and the Common Stock, please refer to the copies of those documents, which are incorporated herein by reference as Exhibits to this Report.

     Because the Bank Common Stock was registered with the Federal Deposit Insurance Corporation under Section 12(g) of the Act pursuant to Section 12(i) thereof, the Company is a successor registrant pursuant to Rule 12g-3(a). This Report also constitutes the Company's registration statement under Section 12(g) of the Act with respect to the Common Stock.

                              Page 2 of l0 Pages
                            Exhibit Index on Page 6
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) The following audited financial statements of the Bank are filed as part of this Report:

          (1) Report of Independent Certified Public Accountants dated February 20, 1998.

          (2)  Balance Sheets at December 31, 1997 and 1996.

          (3) Statements of Operations for the years ended December 31, 1997, 1996 and 1995.

          (4) Statements of Changes in Stockholders' Equity for the years ended December 31, 1997, 1996 and 1995.

          (5) Statements of Cash Flows for the years ended December 31, 1997, 1996 and 1995.

          (6)  Notes to Financial Statements.

     (b) The Company was incorporated on March 10, 1998 and did not conduct any operations except as related to completing the Reorganization during 1998. As a result, the audited financial statements of the Bank filed with this Report reflect the financial condition and results of operations of the Company on a pro forma basis as of the dates and for the periods presented.

          No pro forma adjustments are required for the statements of operations for the years ended December 31, 1997, 1996 and 1995 or for the balance sheet as of December 31, 1996. As a result, separate pro forma financial statements of the Company giving effect to the Reorganization have been omitted as permitted by Rule 11-02(b)(1) of Regulation S-X.

     (c) The following Exhibits are filed with or incorporated by reference in this Report as indicated below:

     2 Agreement and Plan of Reorganization and Merger, dated as of March 16, 1998, by and among the Bank, Interim and the Company.

     3.1  Articles of Incorporation of the Company.

     3.2  Bylaws of the Company.

     4 Form of Certificate representing shares of the $5.00 par value common stock of the Company.

                              Page 3 of 10 Pages
                            Exhibit Index on Page 6
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     22    List of Subsidiaries of the Company.

     99.1  The following Bank financial statements:

           (1) Report of Independent Certified Public Accountants dated February 20, 1998;

           (2)  Balance Sheets at December 31, 1997 and 1996;

           (3) Statements of Operations for the years ended December 31, 1997, 1996 and 1995;

           (4) Statements of Changes in Stockholders' Equity for the years ended December 31, 1997, 1996 and 1995;

           (5) Statements of Cash Flows for the years ended December 31, 1997, 1996 and 1995; and

           (6)  Notes to Financial Statements.

     99.2  Description of the Common Stock.

                              Page 4 of 10 Pages
                            Exhibit Index on Page 6
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       UB&T FINANCIAL SERVICES CORPORATION
                                       (Registrant)


                                       By:  /s/ Sumter R. Nelson
                                          --------------------------------
                                            Sumter R. Nelson, President

Date: September 1, 1998

                              Page 5 of 10 Pages
                            Exhibit Index on Page 6
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                               INDEX TO EXHIBITS

Exhibit
-------

     2 Agreement and Plan of Reorganization and Merger, dated as of March 16, 1998, by and among the Bank, Interim and the Company.

     3.1    Articles of Incorporation of the Company.

     3.2    Bylaws of the Company.

     4 Form of Certificate representing shares of the $5.00 par value common stock of the Company.

     22     List of Subsidiaries of the Company.

     99.1   The following Bank financial statements:

            (1) Report of Independent Certified Public Accountants dated February 20, 1998;

            (2)  Balance Sheets at December 31, 1997 and 1996;

            (3) Statements of Operations for the years ended December 31, 1997, 1996 and 1995;

            (4) Statements of Changes in Stockholders' Equity for the years ended December 31, 1997, 1996 and 1995;

            (5) Statements of Cash Flows for the years ended December 31, 1997, 1996 and 1995; and

            (6)  Notes to Financial Statements.

     99.2   Description of the Common Stock.

                              Page 6 of 10 Pages
                            Exhibit Index on Page 6